EXHIBIT 10.5
SECOND AMENDED AND RESTATED ASSIGNMENT AND
BORROWER SECURITY AGREEMENT
     This SECOND AMENDED AND RESTATED ASSIGNMENT AND BORROWER SECURITYAGREEMENT (this “AGREEMENT”) is dated as of July 1, 2003 and entered into by and between AMERICAN HOMEPATIENT, INC., A DELAWARE CORPORATION (“GRANTOR”), and BANK OF MONTREAL, as agent for and representative of (in such capacity herein called “SECURED PARTY”), the financial institutions (“LENDERS”) that hold a promissory note payable to such Lenders as set forth on Exhibit A attached hereto (the “PROMISSORY NOTE”) and amends and restates the Amended and Restated Assignment and Borrower Security Agreement dated as of July 31, 2001 between Grantor and Bankers Trust Company as the predecessor to the Secured Party (the “PRIOR SECURITY AGREEMENT”).
PRELIMINARY STATEMENTS
     A. Grantor, Bankers Trust Company and Lenders previously entered into that certain Fifth Amended and Restated Credit Agreement dated as of May 25, 2001.
     B. Grantor filed a voluntary petition under 11 U.S.C. Sections 101 et seq. on July 30, 2002 in the United States Bankruptcy Court for the Middle District of Tennessee. On May 27, 2003, the Bankruptcy Court confirmed Grantor’s Second Amended Joint Plan of Reorganization (herein “Joint Plan”) in all respects. The Fifth Amended and Restated Credit Agreement is no longer in effect and as part of the Joint Plan, the Grantor will execute the Promissory Note to the Lenders on terms and in amounts provided in the Joint Plan to evidence Grantor’s indebtedness and obligations to the Lenders.
     C. Pursuant to the Joint Plan and the Bankruptcy Court’s order issued May 27, 2003, Grantor is required to amend the Prior Security Agreement as provided herein.
     NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Grantor hereby agrees with Secured Party as follows:
     SECTION 1. GRANT OF SECURITY. Grantor has pledged and assigned, hereby ratifies such prior pledge and assignment and further pledges and assigns to Secured Party, for Secured Party’s benefit and the benefit of Lenders, and has granted, hereby ratifies such prior grant and hereby further grants to Secured Party, for Secured Party’s benefit and the benefit of Lenders, a security interest in all of Grantor’s right, title and interest in and to all personal property, including, without limitation, the following, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located (the “COLLATERAL”):
          (a) all equipment in all of its forms, all parts thereof and all accessions thereto (any and all such equipment, parts and accessions being the “EQUIPMENT”);

          (b) all inventory in all of its forms (including, but not limited to, (i) all goods held by Grantor for sale or lease or to be furnished under contracts of service or so leased or furnished, (ii) all raw materials, work in process, finished goods, and materials used or consumed in the manufacture, packing, shipping, advertising, selling, leasing, furnishing or production of such inventory or otherwise used or consumed in Grantor’s business, (iii) all goods in which Grantor has an interest in mass or a joint or other interest or right of any kind, and (iv) all goods that are returned to or repossessed by Grantor) and all accessions thereto and products thereof (all such inventory, accessions and products being the “INVENTORY”) and all negotiable documents of title (including without limitation warehouse receipts, dock receipts and bills of lading) issued by any person covering any Inventory (any such negotiable document of title being a “NEGOTIABLE DOCUMENT OF TITLE”);
          (c) all accounts, receivables, contract rights, other payment rights of any kind, chattel paper (whether tangible or electronic), documents, instruments (including, without limitation, promissory notes), investment property, letter-of-credit rights (whether or not such letter of credit is evidenced by a writing), health-care-insurance receivables, supporting obligations, general intangibles, including, without limitation, payment intangibles, software, all intangible personal property relating to the recordation, monitoring, collection, servicing and payment of Accounts (as hereinafter defined), (including, without limitation, all rights, whether for payment or performance, under (a) managed care contracts, preferred provider contracts, and other contracts with health or medical insurance companies or public or governmental entities relating to the payment of or reimbursement for medical, health care and other services and products provided by the Grantor, including, without limitation, all rights in any way related to the Medicare, Medicaid or any other state or federal programs and (b) data processing contracts, computer software licenses, cash management contracts and other contracts and licenses relating to the servicing of Accounts), and, to the extent not listed above as original Collateral, proceeds and products of the foregoing (collectively, the “ACCOUNTS”), and any and all security agreements, leases and other contracts securing or otherwise relating to the Accounts (collectively, the “RELATED CONTRACTS”), whether now owned or hereafter acquired;
          (d) to the extent not included in any other paragraph of this Section 1, all agreements, contracts and assignments including without limitation those whereby Grantor obtains goods, services or rights that are useful or necessary to the business or operations of Grantor as each such agreement, contract and assignment may be amended, supplemented, restated or otherwise modified from time to time (said agreements, contracts and assignments, as so amended, supplemented, restated or modified, are referred to herein individually as an “ASSIGNED AGREEMENT” and collectively as the “ASSIGNED AGREEMENTS”), including without limitation (i) all rights of Grantor to receive moneys due or to become due under or pursuant to the Assigned Agreements, (ii) all rights of Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (iii) all claims of Grantor for damages arising out of any breach of or default under the Assigned Agreements, (iv) all rights of Grantor to terminate, amend, supplement, modify or exercise rights or options under the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder, and (v) all agreements, permits, certifications or other rights related to the operation of Grantor’s businesses;

          (e) all deposit accounts, including without limitation any account for the concentration or collection of the funds of Grantor and its Subsidiaries maintained with PNC Bank, National Association, and its successors and assigns (the agreement with such bank being herein referred to as the “Concentration Bank Agreement”), and all deposit accounts maintained with Secured Party or any Lender or any other party;
          (f) all trademarks and tradenames, tradesecrets, business names, patents, patent applications, licenses, certificates, operating agreements, permits, copyrights, registrations and franchise rights, and all goodwill associated with any of the foregoing;
          (g) to the extent not included in any other paragraph of this Section 1, all other general intangibles (including without limitation tax refunds, rights to payment or performance, choses in action and judgments taken on any rights or claims, whether included in the Collateral or otherwise), and commercial tort claims, whether now owned or hereafter acquired;
          (h) all plant fixtures, business fixtures and other fixtures and storage and office facilities, and all accessions thereto and products thereof;
          (i) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon;
          (j) all of Grantor’s right, title and interest as a general partner or member in a single-purpose corporation, partnership, joint venture or other similar legal arrangement (whether created pursuant to contract or conducted through a separate legal entity) now or hereafter formed by Grantor with another person (other than Grantor or any of its subsidiaries) in order to conduct a common venture or enterprise with such other person. (each a “Joint Venture” and collectively, the “Joint Ventures”), whether now owned or hereafter acquired, including without limitation all of Grantor’s right, title and interest in, to and under all partnership agreements or limited liability agreements entered into from time to time by Grantor (as amended to the date hereof and as they may hereafter be amended, supplemented or otherwise modified from time to time, the “JOINT VENTURE AGREEMENTS”), including without limitation Grantor’s right to vote and to manage and administer the business of such Joint Ventures, together with all other rights, interests, claims and other property of Grantor in any manner arising out of or relating to its general partnership or membership interests in the Joint Ventures, whatever their respective kind or character, whether they are tangible or intangible property, and wheresoever they may exist or be located, and further including, without limitation, all of the rights of such Grantor as a general partner or member of any of such Joint Ventures: (i) to (x) receive money due and to become due (including without limitation dividends, distributions, interest, income from partnership or limited liability company properties and operations, proceeds of the sale of partnership or limited liability company assets and returns of capital) under or pursuant to any of such Joint Venture Agreements, (y) receive payments upon termination of any of such Joint Venture Agreements, and (z) receive any other payments or distributions, whether cash or noncash, in respect of such Grantor’s general partnership or membership interests evidenced by any of such Joint Venture Agreements; (ii) in and with respect to claims and causes of action arising out of or relating to any of such Joint Ventures; and (iii) to have access to the books and records of any of such Joint Ventures and to other information concerning or affecting such Joint Ventures;
          (k) all of Grantor’s right, title and interest as a member of any limited liability company that is a Subsidiary (each, an “LLC” and, collectively, the “LLC’S”), whether now owned or hereafter acquired, including without limitation all of Grantor’s right, title and interest in, to and under each limited liability company agreement, as amended to the date hereof and as it may hereafter be amended, supplemented or otherwise modified from time to time, (each an “LLC AGREEMENT” and collectively, the “LLC AGREEMENTS”) of such LLC (including without limitation, Grantor’s right to vote and to manage and administer the business of such LLC), together with all other rights, interests, claims and other property of Grantor in any manner arising out of or relating to its interest in such LLC, whatever their respective kind or character, whether they are tangible or intangible property, and wheresoever they may exist or be located, further including, without limitation, all of the rights of Grantor as a member of such LLC: (i) to (x) receive money due and to become due (including without limitation dividends, distributions, interest, income from LLC properties and operations, proceeds of sale of LLC assets and return of capital) under or pursuant to such LLC Agreement, (y) receive payments upon termination of such LLC Agreement, and (z) receive any other payments or distributions, whether cash or noncash, in respect of Grantor’s membership interest evidenced by such LLC Agreement; (ii) in and with respect to claims and causes of action arising out of or relating to such LLC; and (iii) to have access to such LLC’s books and records and to other information concerning or affecting such LLC; and additionally including without limitation any “certificate of interest” or “certificates of interest” (or other certificates or instruments however designated or titled) issued by or on behalf of any LLC and evidencing Grantor’s interest as a member of such LLC (collectively, the “CERTIFICATE” with respect to such LLC or Subsidiary) and any interest of Grantor in the entries on the books of such LLC or of any financial intermediary pertaining to Grantor’s interest as a member of such LLC; and
          (l) all proceeds, products, rents and profits of or from any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral. For purposes of this Agreement, the term “proceeds” includes whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.
     SECTION 2. SECURITY FOR OBLIGATIONS.
          (a) This Agreement secures, and the Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a)), of all obligations and liabilities of every nature of Grantor now or hereafter existing under or arising out of in connection with, or related to the Promissory Note, including to the extent all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party or any Lender as a preference, fraudulent transfer or otherwise (all such obligations and liabilities being the “UNDERLYING DEBT”), and all obligations of every nature of Grantor now or hereafter existing under this Agreement (all such obligations of Grantor, together with the Underlying Debt, being the “SECURED OBLIGATIONS”).
          (b) It is the parties’ desire through this Agreement to cover all of the personal property of the Grantor to the maximum extent permitted by law, including the provisions of Revised Article 9 of the Uniform Commercial Code as presently existing or as hereafter adopted or modified. Notwithstanding the foregoing, this Agreement and the related security agreements dated of even date herewith represent the entire agreement between the parties with respect to the subject matter herein and all oral agreements and earlier versions of this Agreement, including without limitation that certain Amended and Restated Borrower Security Agreement dated as of July 31, 2001, shall have no effect or validity.
     SECTION 3. GRANTOR REMAINS LIABLE; NO ASSUMPTION.
          (a) Anything contained herein to the contrary notwithstanding, (i) Grantor shall remain liable under any contracts and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by Secured Party of any of its rights hereunder shall not release Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (iii) Secured Party shall not have any obligation or liability under any contracts and agreements included in the Collateral by reason of this Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.
          (b) Notwithstanding any of the foregoing, this Agreement shall not in any way be deemed to obligate Secured Party, any Lender or any purchaser at a foreclosure sale under this Agreement to assume any of Grantor’s obligations, duties, expenses or liabilities under the Joint Venture Agreements or the LLC Agreements (including without limitation Grantor’s obligations as a general partner or member for the debts and obligations of any Joint Venture or LLC and to manage the business and affairs of such Joint Venture or LLC) or under any and all other agreements now existing or hereafter drafted or executed (collectively, the “GRANTOR OBLIGATIONS”), unless Secured Party, any Lender or any such purchaser otherwise expressly agrees to assume any or all of said Grantor Obligations in writing. In the event of foreclosure by Secured Party on behalf of Lenders, Grantor shall remain bound and obligated to perform the Grantor Obligations and neither Secured Party nor any Lender shall be deemed to have assumed any of such Grantor Obligations except as provided in the preceding sentence. Without limiting the generality of the foregoing, neither the grant of the security interest in the Collateral in favor of Secured Party as provided herein nor the exercise by Secured Party of any of its rights hereunder nor any action by Secured Party in connection with a foreclosure on the Collateral shall be deemed to constitute Secured Party or any Lender a general partner or member of any Joint Venture or a member of any LLC; provided, however, that in the event Secured Party or any purchaser of Collateral at a foreclosure sale elects to become a substituted general partner or member of any Joint Venture or member of any LLC in place of Grantor, Secured Party or such purchaser, as the case may be, shall adopt in writing the respective Joint Venture Agreement or LLC Agreement, as the case may be, and agree to be bound by the terms and provisions thereof.
     SECTION 4. REPRESENTATIONS AND WARRANTIES. Grantor represents and warrants as follows:
          (a) Ownership of Collateral. Except for the security interest created by this Agreement or the Prior Security Agreement, Grantor owns the Collateral as legal and beneficial owner free and clear of any Lien. Except such as may have been filed in favor of Secured Party relating to the Prior Security Agreement or this Agreement, no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office. Except for the security interest created by this Agreement or the Prior Security Agreement, Grantor’s title to the Collateral is free of all adverse claims, security interests, and restrictions on transfer or pledge.
          (b) [Reserved]
          (c) Office Locations; Other Names. The chief place of business, the chief executive office and the office where Grantor keeps its records regarding the Accounts and all originals of all tangible chattel paper (and the electronic equivalent thereof for electronic chattel paper) that evidence Accounts is, and has been for the four month period preceding the date hereof, located at the address specified on Schedule I annexed hereto. The state of incorporation is the state identified on Schedule I annexed hereto. The organization number is the number specified on Schedule I annexed hereto. Grantor has not in the past done, and does not now do, business under any other name (including any trade-name or fictitious business name) except as set forth on Schedule II annexed hereto.
          (d) Delivery of Certain Collateral. All chattel paper and all notes and other instruments (excluding checks) comprising any and all items of Collateral have been delivered to Secured Party duly endorsed and accompanied by duly executed instruments of transfer or assignment in blank.
          (e) Consents or Governmental Authorizations. No consent of any other Person (including, without limitation, any other partner or member of any Joint Venture, any member of any LLC or any creditor of Grantor), and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the assignment or transfer of or the creation, attachment or perfection of a security interest in any Joint Venture, and there is no rule of law, regulation or statute that prohibits or restricts any of the foregoing.
          (f) [Reserved]
          (g) [Reserved]
          (h) Joint Venture Agreements. The Joint Venture Agreements, true and complete copies of which have been furnished to Secured Party, have been duly authorized, executed and delivered by Grantor and are in full force and effect and have not been amended or modified except as disclosed in writing to Secured Party. No default by Grantor exists under any

Joint Venture Agreement and no event has occurred or exists that with notice or lapse of time or both, would constitute a default by Grantor thereunder. To the best knowledge of Grantor, except as disclosed to Secured Party, no default by any other partner exists under such Joint Venture Agreement and no event has occurred or exists that, with notice or lapse of time or both, would constitute a default by any other partner thereunder.
          (i) Deposit Accounts. Schedule III sets forth a complete list of all deposit accounts of Grantor in which Grantor deposits any Accounts Receivable.
          (j) Other Information. All information heretofore, herein or hereafter supplied to Secured Party by or on behalf of Grantor with respect to the Collateral is accurate and complete in all material respects.
     SECTION 5. FURTHER ASSURANCES.
          (a) Grantor agrees that from time to time, at the expense of Grantor, Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Grantor will promptly: (i) at the request of Secured Party, mark conspicuously each item of chattel paper included in the Accounts (including electronically placing an identification of Secured Party on the electronic chattel paper), each Related Contract and each of its records pertaining to the Collateral, with a legend, in form and substance satisfactory to Secured Party, indicating that such Collateral is subject to the security interest granted hereby, (ii) at the request of Secured Party, deliver and pledge to Secured Party hereunder all promissory notes and other instruments (including checks) and all original counterparts (and, for electronic chattel paper, the electronic equivalent thereof) of chattel paper constituting Collateral, duly endorsed and accompanied by duly authenticated instruments of transfer or assignment, all in form and substance satisfactory to Secured Party, (iii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Secured Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby, which shall be deemed to be all assets of Grantor; (iv) take such action as Secured Party may request in order for Secured Party to obtain “control” of any and all investment property, deposit accounts, electronic chattel paper, and letter-of-credit rights (as such terms are now or hereafter defined in Revised Article 9 of the Uniform Commercial Code (“REVISED ARTICLE 9”) with corresponding provisions in Rev. Sections 9-104, 9-105, 9-106 and 9-107 pertaining to the construction of “control” for such items of Collateral), (v) obtain the acknowledgement, in form and substance satisfactory to Secured Party, of any bailee having possession of any of the Collateral that the bailee holds such Collateral for Secured Party, (vi) at any reasonable time, upon request by Secured Party, exhibit the Collateral to and allow inspection of the Collateral by Secured Party, or persons designated by Secured Party, and (vii) at Secured Party’s request, appear in and defend any action or proceeding that may affect Grantor’s title to or Secured Party’s security interest in all or any part of the Collateral.

          (b) Grantor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Grantor’s assets, without the signature of Grantor. Grantor agrees that a carbon, photographic, electronic or other reproduction of this Agreement or of a financing statement executed or authenticated by Grantor shall be sufficient as a financing statement and may be filed as a financing statement in any and all jurisdictions.
          (c) Grantor will furnish to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably require, all in reasonable detail. Grantor will furnish to Secured Party, within sixty (60) days following execution of this Agreement, thereafter on an annual basis within sixty (60) days following the close of each of Grantor’s fiscal years, and at such additional times as the Secured Party may reasonably require, a complete listing of each Account Debtor, including each Account Debtor’s name and complete address, in both hard copy and machine-readable magnetic media formats.
     SECTION 6. CERTAIN COVENANTS OF GRANTOR. Grantor shall:
          (a) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;
          (b) give Secured Party thirty (30) days prior written notice of any change in Grantor’s name or identity, corporate form or structure, status of incorporation, state in which it is located, organization number, chief place of business, chief executive office or residence or the office where Grantor keeps its records regarding the Accounts and all originals of all chattel paper that evidence Accounts;
          (c) pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral, except to the extent the validity thereof is being contested in good faith; provided that Grantor shall in any event pay such taxes, assessments, charges, levies or claims not later than five days prior to the date of any proposed sale under any judgment, writ or warrant of attachment entered or filed against Grantor or any of the Collateral as a result of the failure to make such payment; and
          (d) not without the written consent of Secured Party, which shall not be unreasonably withheld, (i) cancel or terminate any Joint Venture Agreement or consent to or accept any cancellation or termination thereof, (ii) sell, assign (by operation of law or otherwise) or otherwise dispose of any part of its general partnership or membership interest in any Joint Venture, (iii) amend, supplement or otherwise modify any Joint Venture Agreement (as in effect on the date hereof) except amendments that are immaterial and would not have a material adverse effect on the business, operations, property, assets, liability (contingent or otherwise), condition (financial or otherwise) or prospects of the Grantor and subsidiaries taken as a whole, (iv) waive any default under or breach of any Joint Venture Agreement or waive, fail to enforce, forgive or release any right, interest or entitlement of any kind, howsoever arising, under or in respect of any Joint Venture Agreement or vary or agree to the variation in any respect of any of the provisions of any Joint Venture Agreement or of the performance of any other Person under any Joint Venture Agreement, or (v) petition, request or take any other legal or administrative action that seeks, or may reasonably be expected, to rescind, terminate or suspend any Joint Venture Agreement or to amend or modify any Joint Venture Agreement;
          (e) at its expense (i) perform and comply in all material respects with all terms and provisions of any Joint Venture Agreement required to be performed or complied with by it, (ii) except as otherwise provided for herein, maintain any Joint Venture Agreement in full force and effect, (iii) enforce any Joint Venture Agreement in accordance with its terms, and (iv) take all such action to that end as from time to time may be reasonably requested by Secured Party;
          (f) not permit any Joint Venture to enter into any transaction of merger or consolidation, or voluntarily liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution);
          (g) deposit all accounts receivable other than accounts receivable related to Joint Ventures in one of the deposit accounts specified on Schedule III governed by either a control agreement; provided, however, that Grantor shall be permitted (i) to maintain up to an aggregate of $5,000,000 in deposit accounts with financial institutions that have not executed a control agreement or collection bank agreement and (ii) to maintain up to $1,500,000 in deposit accounts on behalf of any Joint Venture.
          (h) direct the payor of any accounts receivable other than accounts receivable related to Joint Ventures to be paid by wire transfer to make such wire transfer directly to the concentration account of the Borrower governed by the Concentration Bank Agreement; and
          (i) at any time, if Grantor acquires a commercial tort claim (as such term is defined in Revised Article 9 with corresponding provision in Rev. Section 9-102(a)(13), regardless of whether Revised Article 9 is in effect in any jurisdiction relevant hereto), provide written notification to Secured Party, such notification to include details thereof, and Grantor shall grant to Secured Party in such writing a first priority perfected security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to Secured Party.
     SECTION 7. SPECIAL COVENANTS WITH RESPECT TO EQUIPMENT AND INVENTORY. Grantor shall:
          (a) cause the Equipment to be maintained and preserved in merchantable quality, and shall forthwith, or, in the case of any loss or damage to any of the Equipment when subsection (c) of Section 8 is not applicable, as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith that are necessary or desirable to such end. Grantor shall promptly furnish to Secured Party a statement respecting any material loss or damage to any of the Equipment;
          (b) keep correct and accurate records of the Inventory, itemizing and describing the kind, type and quantity of Inventory, Grantor’s cost therefor and (where applicable) the current list prices for the Inventory;

          (c) upon the occurrence of an Event of Default, if any Inventory is in possession or control of any of Grantor’s agents or processors, instruct such agent or processor to hold all such Inventory for the account of Secured Party and subject to the instructions of Secured Party; and
          (d) promptly upon the issuance and delivery to Grantor of any Negotiable Document of Title, deliver such Negotiable Document of Title to Secured Party.
     SECTION 8. INSURANCE.
          (a) Grantor shall, at its own expense, maintain insurance in amounts and on terms that are commercially reasonable in Grantor’s industry with respect to the Equipment and Inventory; provided that Grantor may self-insure against risks consistent with standard industry practices for companies in the same or similar businesses. Such insurance shall include, without limitation, property damage insurance and liability insurance. Each policy for property damage insurance shall provide for all losses to be paid directly to Secured Party. Each policy shall in addition name Grantor and Secured Party as insured parties thereunder (without any representation or warranty by or obligation upon Secured Party) as their interests may appear and have attached thereto a loss payable clause acceptable to Secured Party that shall (i) contain an agreement by the insurer that any loss thereunder shall be payable to Secured Party notwithstanding any action, inaction or breach of representation or warranty by Grantor, (ii) provide that there shall be no recourse against Secured Party for payment of premiums or other amounts with respect thereto, and (iii) provide that at least 30 days’ prior written notice of cancellation, material amendment, reduction in scope or limits of coverage or of lapse shall be given to Secured Party by the insurer. Grantor shall, if so requested by Secured Party, deliver to Secured Party original or duplicate policies of such insurance and, as often as Secured Party may reasonably request, a report of a reputable insurance broker with respect to such Insurance. Further, Grantor shall, at the request of Secured Party, duly execute and deliver instruments of assignment of such insurance policies to comply with the requirements of Section 5(a) and cause the respective insurers to acknowledge notice of such assignment.
          (b) Reimbursement under any liability insurance maintained by Grantor pursuant to this Section 8 may be paid directly to the Person who shall have incurred liability covered by such insurance. In case of any loss involving damage to Equipment or Inventory when subsection (c) of this Section 8 is not applicable, Grantor shall make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance maintained by Grantor pursuant to this Section 8 shall be paid to Grantor as reimbursement for the costs of such repairs or replacements.
          (c) Upon (i) the occurrence and during the continuation of any Event of Default or (ii) the actual or constructive loss in excess of $100,000 per occurrence of any Equipment or Inventory, all insurance payments in respect of such Equipment or Inventory shall be paid to and applied by Secured Party as specified in Section 20.

     SECTION 9. SPECIAL COVENANTS WITH RESPECT TO ACCOUNTS AND RELATED CONTRACTS.
          (a) Grantor shall remain organized under the laws of the State of Delaware, and shall maintain its organization number as specified in Schedule I hereto. Grantor will hold and preserve such records and chattel paper and will permit representatives of Secured Party at any time during normal business hours upon reasonable notice to the Grantor to inspect and make abstracts from such records and chattel paper. Promptly upon the request of Secured Party, Grantor shall deliver to Secured Party complete and correct copies of each Related Contract.
          (b) Grantor shall, for not less than 5 years from the date on which such Account arose, maintain (i) complete records of each Account, including records of all payments received, credits granted and merchandise returned, and (ii) all documentation relating thereto.
          (c) Except as otherwise provided in this subsection (c), Grantor shall continue to collect, at its own expense, all amounts due or to become due to Grantor under the Accounts and Related Contracts. In connection with such collections, Grantor may take such action as Grantor may deem necessary or advisable to enforce collection of amounts due or to become due under the Accounts; provided, however, that Secured Party shall have the right at any time, upon the occurrence and during the continuation of an Event of Default and upon written notice to Grantor of its intention to do so, to notify the account debtors or obligors under any Accounts of the assignment of such Accounts to Secured Party and to direct such account debtors or obligors to make payment of all amounts due or to become due to Grantor thereunder directly to Secured Party, to notify each person maintaining a lockbox or similar arrangement to which account debtors or obligors under any Accounts have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to Secured Party and, upon such notification and at the expense of Grantor, to enforce collection of any such Accounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Grantor might have done. After receipt by Grantor of the notice from Secured Party referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including checks and other instruments) received by Grantor in respect of the Accounts and the Related Contracts shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds of Grantor and shall be forthwith paid over or delivered to Secured Party in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 20, and (ii) Grantor shall not adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.
     SECTION 10. SPECIAL PROVISIONS WITH RESPECT TO THE ASSIGNED AGREEMENTS.
          (a) Grantor shall at its expense:
               (i) perform and observe all terms and provisions of the Assigned Agreements to be performed or observed by it, maintain the Assigned Agreements in full force and effect, enforce the Assigned Agreements in accordance with their terms, and take all such action to such end as may be from time to time requested by Secured Party; and
               (ii) furnish to Secured Party, promptly upon receipt thereof, copies of all notices, requests and other documents received by Grantor under or pursuant to the Assigned Agreements, and from time to time (A) furnish to Secured Party such information and reports regarding the Assigned Agreements as Secured Party may reasonably request and (B) upon request of Secured Party make such demands and requests for information and reports or for action as Grantor is entitled to make under the Assigned Agreements.
          (b) Upon and during the continuance of an Event of Default, Grantor shall not:
               (i) cancel or terminate any of the Assigned Agreements or consent to or accept any cancellation or termination thereof,
               (ii) materially amend or otherwise materially modify the Assigned Agreements or give any consent, waiver or approval thereunder;
               (iii) waive any default under or breach of the Assigned Agreements;
               (iv) consent to or permit or accept any prepayment of amounts to become due under or in connection with the Assigned Agreements, except as expressly provided therein; or
               (v) take any other action in connection with the Assigned Agreements that would impair the value of the interest or rights of Grantor thereunder or that would impair the interest or rights of Secured Party.
     SECTION 11. DEPOSIT ACCOUNTS. Upon the occurrence and during the continuation of an Event of Default, Secured Party exercise dominion and control over, and refuse to permit further withdrawals (whether of money, securities, instruments or other property) from any deposit accounts maintained with Secured Party constituting part of the Collateral. Secured Party may, to the fullest extent, further exercise offset rights with respect to such deposit accounts.
     SECTION 12. LICENSE OF PATENTS, TRADEMARKS, COPYRIGHTS. Grantor hereby assigns, transfers and conveys to Secured Party, effective upon the occurrence of and during the continuance of any Event of Default, the nonexclusive right and license to use all trademarks, tradenames, copyrights, patents or technical processes owned or used by Grantor that relate to the Collateral and any other collateral granted by Grantor as security for the Secured Obligations, together with any goodwill associated therewith, all to the extent necessary to enable Secured Party to use, possess and realize on the Collateral and to enable any successor or assign to enjoy the benefits of the Collateral. This right and license shall inure to the benefit of all successors, assigns and transferees of Secured Party and its successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise. Such right and license is granted free of charge, without requirement that any monetary payment whatsoever be made to Grantor.

     SECTION 13. TRANSFERS AND OTHER LIENS. Grantor shall not:
          (a) without the consent of Secured Party, not to be unreasonably withheld, sell, lease, license, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral other than in the ordinary course of business; or
          (b) except for the security interest created by this Agreement, create or suffer to exist any lien upon or with respect to any of the Collateral to secure the indebtedness or other obligations of any Person, other than (i) liens in existence on the date hereof, (ii) liens for taxes not yet due or being contested in good faith, (iii) liens on assets purchased with nonrecourse purchase money indebtedness, (iv) liens imposed by law, in the ordinary course of business that are being contested in good faith or do not materially detract from the value of the Collateral, and (v) liens relating to bankers liens and other rights of setoff.
     SECTION 14. VOTING RIGHTS; PROFITS, INTEREST AND DIVIDENDS.
          (a) So long as no Event of Default shall have occurred and be continuing:
               (i) Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof (including without limitation rights of approval arising under any Joint Venture Agreement or LLC Agreement and the right to manage and administer the business of any Joint Venture or LLC) for any purpose not inconsistent with the terms of this Agreement; provided, however, that Grantor shall not exercise or refrain from exercising any such right if Secured Party shall have notified Grantor that, in Secured Party’s judgment, such action would have a material adverse effect on the value of the Collateral or any part thereof; and provided, further, that Grantor shall give Secured Party at least five business days’ prior written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right. It is understood, however, that neither (A) the voting by Grantor for, or Grantor’s consent to, the election of directors at a regularly scheduled annual or other meeting of stockholders or with respect to incidental matters at any such meeting nor (B) Grantor’s consent to or approval of any action in the ordinary course of business otherwise permitted under this Agreement shall be deemed inconsistent with the terms of this Agreement within the meaning of this Section 14(a)(i), and no notice of any such voting or consent need be given to Secured Party;
               (ii) Grantor shall be entitled to receive, retain and utilize any and all payments, including but not limited to profits, dividends and other distributions, paid in respect of the Collateral; provided, however, that any and all
                    (A) profits, dividends, and other distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Collateral,
                    (B) profits, dividends and other distributions paid or payable in cash in respect of any Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, and

                    (C) cash paid, payable or otherwise distributed in redemption of or in exchange for any Collateral, shall be, and shall forthwith be delivered to Secured Party to hold as Collateral (in the case of paragraph (A) or apply in accordance with Section 20 (in the case of paragraphs (B) and (C)) and shall, if received by Grantor, be received in trust for the benefit of Secured Party, be segregated from the other property or funds of Grantor and be forthwith delivered to Secured Party as Collateral in the same form as so received (with all necessary endorsements).
               (iii) Secured Party shall execute and deliver (or cause to be executed and delivered) to Grantor all such proxies and other instruments as Grantor may from time to time reasonably request for the purpose of enabling Grantor to exercise the voting and other consensual rights that it is entitled to exercise pursuant to Section 14(a)(i) and to receive the profits, dividends and other distributions that it is authorized to receive and retain pursuant to Section 14(a)(ii).
          (b) Upon the occurrence and during the continuation of an Event of Default:
               (i) upon written notice from Secured Party to Grantor, any or all rights of Grantor to exercise the voting and other consensual rights, and the rights to manage and administer the business and affairs of the Joint Ventures and LLCs, that they would otherwise be entitled to exercise pursuant to Section 14(a)(i) shall cease, and all such rights (or such of those rights as Secured Party may have elected) shall thereupon become vested in Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights, subject to any enforceable provisions of the Joint Venture Agreements;
               (ii) all rights of Grantor to receive any and all payments under or in connection with any Joint Venture Agreement and LLC Agreement, including but not limited to the profits, dividends, and other distributions that they otherwise would be authorized to receive and retain pursuant to Section 14(a)(ii), shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to receive and hold such payments as Collateral; and
               (iii) all payments that are received by Grantor contrary to the provisions of Section 14(b)(ii) are received in trust for the benefit of Secured Party, shall be segregated from other funds of Grantor and shall be forthwith paid over to Secured Party as Collateral in the same form as so received (with any necessary endorsement).
     SECTION 15. ASSIGNMENT OF CONCENTRATION AND COLLECTION ACCOUNTS. In addition to, and not by way of limitation of, the granting of a security interest in the Collateral pursuant to Section 1, Grantor hereby grants, sells, conveys, transfers, assigns and sets over to Secured Party, for its benefit and the ratable benefit of Lenders, all of Grantor’s right, title and interest in and to all deposit accounts, including all deposit accounts maintained at PNC Bank, National Association, and its successors and assigns for the concentration and collection of funds, all deposit accounts maintained with Lenders and their successors and assigns for the concentration and collection of funds or otherwise, including without limitation, all deposit accounts maintained with Bankers Trust Company and its successors and assigns.

     SECTION 16. SECURED PARTY APPOINTMENT ATTORNEY-IN-FACT. Upon the occurrence and during the continuation of an Event of Default, Grantor hereby irrevocably appoints Secured Party as Grantor’s attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor, Secured Party or otherwise, from time to time in Secured Party’s discretion to take any action and to execute any instrument that Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation:
          (a) to obtain and adjust insurance required to be maintained by Grantor or paid to Secured Party pursuant to Section 8;
          (b) to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;
          (c) to receive, endorse and collect (i) any drafts or other instruments, documents and chattel paper in connection with clauses (a) and (b) above and (ii) all instruments made payable to Grantor representing any payment of profits, dividends or any other distribution in respect of any of the Collateral;
          (d) to file any claims or take any action or institute any proceedings that Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Collateral;
          (e) to pay or discharge taxes or liens levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Secured Party in its sole discretion, any such payments made by Secured Party to become obligations of Grantor to Secured Party, due and payable immediately without demand;
          (f) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts and other documents relating to the Collateral; and
          (g) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party’s option and Grantor’s expense, at any time or from time to time, all acts and things that Secured Party deems necessary to protect, preserve or realize upon the Collateral and Secured Party’s security interest therein in order to effect the intent of this Agreement, all as fully and effectively as Grantor might do.
     SECTION 17. SECURED PARTY MAY PERFORM. If Grantor fails to perform any agreement contained herein, Secured Party upon ten (10) days prior written notice to Grantor may itself perform, or cause performance of, such agreement, and the reasonable expenses of Secured Party incurred in connection therewith shall be payable by Grantor.
     SECTION 18. STANDARD OF CARE. The powers conferred on Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property.
     SECTION 19. REMEDIES.
          (a) If any Event of Default shall have occurred and be continuing, Secured Party may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it under applicable law, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in any relevant jurisdiction (the “CODE”) (whether or not the Code applies to the affected Collateral), and also may (i) require Grantor to, and Grantor hereby agrees that it will at its expense and upon request of Secured Party forthwith, assemble all or part of the Collateral as directed by Secured Party and make it available to Secured Party at a place to be designated by Secured Party that is reasonably convenient to both parties, (i) enter onto the property where any Collateral is located and take possession thereof with or without judicial process, (iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent Secured Party deems appropriate, (iv) take possession of Grantor’s premises or place custodians in exclusive control thereof remain on such premises and use the same and any of Grantor’s equipment for the purpose of completing any work in process, taking any actions described in the preceding clause (iii) and collecting any Secured Obligation, and (v) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker’s board or at any of Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable irrespective of the impact of any such sales on the market price of such Collateral. Secured Party has no obligation to clean up or otherwise prepare the Collateral for sale. Secured Party or any Lender may be the purchaser of any or all of the Collateral at any such sale and Secured Party, as agent for and representative of Lenders, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by Secured Party at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Grantor, and Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days’ notice to Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Grantor hereby waives any claims against Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree. Grantor waives any right that it may have to require Secured Party to pursue any third person for any of the Secured Obligations. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantor shall be liable for the deficiency and the reasonable fees of any attorneys employed by Secured Party to collect such deficiency.
          (b) Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as from time to time amended (the “SECURITIES ACT”), and applicable state securities laws, Secured Party may be compelled, with respect to any sale of all or any part of the Collateral conducted without prior registration or qualification of such Collateral under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Grantor acknowledges that any such private sales may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, Grantor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Secured Party shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit any Joint Venture or LLC to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such Joint Ventures or LLCs would, or should, agree to so register it.
          (c) If Secured Party determines to exercise its right to sell any or all of the Collateral, upon written request, Grantor shall and shall cause all Joint Ventures from time to time to furnish to Secured Party all such information as Secured Party may request in order to determine the number and nature of the interests included in the Collateral that may be sold by Secured Party in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.
     For purposes of this Agreement, “DEFAULT” or “EVENT OF DEFAULT” shall mean Grantor’s failure to pay when due any amounts owed to Secured Party under the Promissory Note.
     SECTION 20. APPLICATION OF PROCEEDS. Except as expressly provided elsewhere in this Agreement, all proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of Secured Party, be held by Secured Party as Collateral for, and/or then, or at any other time thereafter, applied in full or in part by Secured Party against, the Secured Obligations in the following order of priority:
FIRST: To the payment of all costs and expenses of such sale, collection or other realization, including reasonable compensation to Secured Party and its agents and counsel, and all other expenses, liabilities and advances made or incurred by Secured Party in connection therewith, and all advances made by Secured Party hereunder for the account of Grantor, and to the payment of all costs and expenses paid or incurred by Secured Party in connection with the exercise of any right or remedy hereunder;
SECOND: To the payment of all other Secured Obligations (for the ratable benefit of the holders thereof) in such order as Secured Party shall elect; and
THIRD: To the payment to or upon the order of Grantor, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.
     SECTION 21. CONTINUING SECURITY INTEREST; TRANSFER OF LOANS. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the indefeasible payment in full of the Secured Obligations, (b) be binding upon Grantor, its successors and assigns, and (c) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender may assign or otherwise transfer any Note held by it to any other Person, and such other person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon the indefeasible payment in full of all Secured Obligations, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Grantor. Upon any such termination Secured Party will, at Grantor’s expense, execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence such termination.
     SECTION 22. SECURED PARTY AS AGENT.
          (a) Secured Party has been appointed to act as Secured Party hereunder by Lenders. Secured Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Collateral), solely in accordance with this Agreement.
          (b) Secured Party shall have the right to resign its duties hereunder by giving Grantor and the Lenders fifteen (15) days written notice. Upon notice of any Secured Party’s resignation, the Lenders shall appoint a successor to the Secured Party who shall be a commercial bank or trust company reasonably acceptable to Grantor. If no successor is appointed by the Lenders and found acceptable to Grantor by the twentieth (20th) business day after the date of such notice of resignation, the Secured Party’s resignation shall become effective and the Lenders shall thereafter perform all the duties of the Secured Party hereunder until such time, if any, as the Lenders appoint a successor to the Secured Party as provided above and provided further that Lenders’ collective expenses, costs and fees payable by Grantor while acting as Secured Party hereunder may not materially exceed those of the initial Secured Party.

     SECTION 23. CONFLICT WITH TRADEMARK SECURITY AGREEMENT. To the extent that the provisions of this Agreement with respect to that Collateral described in Section 1(f) hereof conflict with the provisions of any Trademark Security Agreement (the “TRADEMARK SECURITY AGREEMENT”), the provisions of the Trademark Security Agreement shall control. Nothing in the foregoing sentence shall affect the validity or enforceability of any provision of this Agreement with respect to any other Collateral.
     SECTION 24. AMENDMENTS. No amendment or waiver of any provision of this Agreement, or consent to any departure by Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.
     SECTION 25. NOTICES. Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, or sent by facsimile transmission or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of facsimile transmission, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed. For the purposes hereof, the address of each party hereto shall be as set forth under such party’s name on the signature pages hereof or, as to either party, such other address as shall be designated by such party in a written notice delivered to the other party hereto.
     SECTION 26. FAILURE OF INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.
     SECTION 27. SEVERABILITY. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
     SECTION 28. HEADINGS. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.
     SECTION 29. GOVERNING LAW; TERMS. EXCEPT AS EXPRESSLY PROVIDED HEREIN, THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF TENNESSEE, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. NOTWITHSTANDING THE FOREGOING, THE SECURITY INTERESTS GRANTED HEREUNDER SHALL BE GOVERNED AND DETERMINED BY THE UNIFORM COMMERCIAL CODE IN EFFECT IN DELAWARE, AS SUCH CODE MAY BE AMENDED (INCLUDING AMENDMENTS RELATED TO REVISED ARTICLE 9) OR

SUCH OTHER APPLICABLE LAW (AS AMENDED) THAT INCREASES THE VALIDITY AND ENFORCEABILITY OF THE SECURITY INTERESTS GRANTED HEREUNDER, IT BEING THE INTENT OF THE PARTIES THAT THE SECURITY INTERESTS HEREUNDER BE GIVEN THE BROADEST POSSIBLE SCOPE. Unless otherwise defined herein, capitalized terms used in Articles 8 and 9 of the Uniform Commercial Code, as it is currently enacted or may hereafter be amended, under the laws of the State of Delaware shall have the meanings set forth therein.
     SECTION 30. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST GRANTOR ARISING OUT OF OR RELATING TO THIS AGREEMENT MUST BE BROUGHT IN AN APPROPRIATE FORUM IN NASHVILLE, DAVIDSON COUNTY, TENNESSEE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT GRANTOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. Grantor hereby agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to Grantor at its address provided below, being hereby acknowledged by Grantor to be sufficient for personal jurisdiction in any action against Grantor in any such court and to be otherwise effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law.
     SECTION 31. WAIVER OF JURY TRIAL. GRANTOR AND SECURED PARTY HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Grantor and Secured Party each acknowledge that this waiver is a material inducement for Grantor and Secured Party to enter into a business relationship, that Grantor and Secured Party have already relied on this waiver in entering into this Agreement and that each will continue to rely on this waiver in their related future dealings. Grantor and Secured Party further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.
     SECTION 32. COUNTERPARTS. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Agreement.
     IN WITNESS WHEREOF, Grantor and Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

AMERICAN HOMEPATIENT, INC., a Delaware corporation
By:	/s/ Robert L. Fringer
Title: Vice President & Secretary
Notice Address:

Maryland Farms Office Park 5200 Maryland Way, Suite 400 Brentwood, Tennessee 37027-5018 Attention: Telecopy:

BANK OF MONTREAL, as Secured Party
By:
Name:
Title:
Notice Address:

Attn: Heather Turf 115 LaSalle Street, 12W Chicago, Illinois 60603

SCHEDULE I
TO SECOND AMENDED AND RESTATED BORROWER SECURITY AGREEMENT

Chief Place of Business:	Maryland Farms Office Park
5200 Maryland Way, Suite 400
Brentwood, Tennessee 37027-5018

Chief Executive Office:	Maryland Farms Office Park
5200 Maryland Way, Suite 400
Brentwood, Tennessee 37027-5018

Office where Grantor keeps it	Maryland Farms Office Park records
regarding Accounts and	5200 Maryland Way, Suite 400
all originals of all tangible	Brentwood, Tennessee 37027-5018
chattel paper:
Organization Number: 2272797

SCHEDULE II
TO SECOND AMENDED AND RESTATED BORROWER SECURITY AGREEMENT
FICTITIOUS OR OTHER BUSINESS NAMES
None.

SCHEDULE III
TO SECOND AMENDED AND RESTATED BORROWER SECURITY AGREEMENT
DEPOSIT ACCOUNTS
     See attached document.

AHP BANK ACCOUNTS

BANK	ACCT #	TAX #	PHONE	BANK ADDRESS	CITY	ST	ZIP	BRANCH	STATE	ACCOUNT NAME

AMSOUTH BANK	02296403	62-1474680	205-326-5120	1900 5TH AVE. NORTH	BIRMINGHAM	AL	35203	MOBILE BC(6049)	AL	AHP
								Pensacola (203)
								Ft. Walton(207)
								Mobile(401)
								Foley(404)
								Birmingham(405)
								Fayette(413)
								Tuscaloosa(415)
								Huntsville(419)

BANCORPSOUTH	60217528	62-1474680	662-680-2000	One Mississippi Plaza	TUPELO	MS	38801	TUPELO(3301)	MS	AHP

BANK OF AMERICA	10355402	62-1474680	206-585-7017	27077 PACIFIC HWY. S	DES MOINES	WA	98198	SEATTLE(4103)	WA	AHP
								Tacoma(4101)

BANK OF AMERICA	2834038758	62-1474680	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	PENSACOLA(203)	FL	AHP dba Paramedical Specialties

BANK OF AMERICA	3314821724	74-2775696	888-287-4637	600 Peachtree Street, 9th FL	Atlanta	GA	30308	HOUSTON(841)	TX	Kreiger Medical Rents dba AHP
(Inactive)

BANK OF AMERICA	3750092763	62-1298835	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	TAMPA (209)	FL	AHP

BANK	ACCT #	TAX #	PHONE	BANK ADDRESS	CITY	ST	ZIP	BRANCH	STATE	ACCOUNT NAME

BANK OF AMERICA	3750092776	62-1298835	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	TALLAHASSEE(202)	FL	AHP
BANK OF AMERICA	3750092789	62-1298835	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	TALLAHASSEE(216)	FL	AHP dba AMRX
BANK OF AMERICA	3750092802	59-1104356	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	TALLAHASSEE(217)	FL	AHP
BANK OF AMERICA	3750778456	62-1298835	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	FRANKLIN BC(9010)	TN	AHP
								Union City(515), Murfreesboro(507)
								Manchester(524),Cookeville(504),Kingsport(514)
								Johnson City(521),Jackson(506),Dickson(527)
								Ashland City(529),Erin(530),Nashville(512)

BANK OF AMERICA	3750778731	74-2775696	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	NASHVILLE (520)	TN	AHP

BANK OF AMERICA	3750778867	54-1756398	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	RICHMOND(1301)	VA	AHP
BANK OF AMERICA	3750818947	74-2775696	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	CHESAPEAKE(1307)	VA	AHP

BANK OF AMERICA	3750819014	62-1298835	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	PLAINVIEW(810)	TX	AHP
								Lubbock(811),Hobbs(812),Amarillo(814)
								Dallas(815),Irving(816),Pampa(817),Borger(818)
								Longview(829),Waco(830),Temple(831)
								Grand Prairie(834),Ft Worth(838),Herford(847)

BANK	ACCT #	TAX #	PHONE	BANK ADDRESS	CITY	ST	ZIP	BRANCH	STATE	ACCOUNT NAME

BANK OF AMERICA	3750820058	74-2775696	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	HOUSTON(0841)	TX	AHP
BANK OF AMERICA	3750821361	62-1474680	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	Albuquerque(9102)	NM	AHP
BANK OF AMERICA	3750845648	62-1298835	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	TULSA BC(9142)	OK	AHP
BANK OF AMERICA	3750845651	62-1474680	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	TULSA BC(9142)	OK	AHP
BANK OF AMERICA	3750845664	62-1474680	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	AUSTIN(0824)	TX	AHP
BANK OF AMERICA	3750870176	74-2775696	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	PARIS(0844)	TX	AHP OF TEXAS LP

BANK OF AMERICA	3750880768	62-1650186	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	COLUMBIA(1721)	SC	AHP

BANK OF AMERICA	3750818947	74-2775696	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	CHESAPEAKE(1307)	VA	AHP

BANK OF AMERICA	3750819014	62-1298835	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	PLAINVIEW(810)	TX	AHP
								Lubbock(811),Hobbs(812),Amarillo(814)
								Dallas(815),Irving(816),Pampa(817),Borger(818)
								Longview(829),Waco(830),Temple(831)
								Grand Prairie(834),Ft Worth(838),Herford(847)

BANK OF AMERICA	3750879834	62-1474680	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	FT LAUDERDALE BC(0229)	FL	AHP
								Port St Lucie (0211)	FL
								Pompano Beach(0212)	FL
								Jupiter(0213)	FL

BANK	ACCT #	TAX #	PHONE	BANK ADDRESS	CITY	ST	ZIP	BRANCH	STATE	ACCOUNT NAME

								Daytona Beach(0215)	FL
								Palm Coast(0218)	FL
								Longwood((0230)	FL
								Leesburg(0231)	FL
								Crystal River(0232)	FL

BANK OF AMERICA	3750901126	62-1298835	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	VALDOSTA BC(6028)	GA	AHP
								Tallahassee(201),Crawfordville(222)
								Albany(302),Brunswick(303)
								Waycross(304),Savannah(306)
								Nashville, GA(307),Augusta(309)
								Americus(311),Camilla(312)
								Dublin(316)

BANK OF AMERICA	3750901139	62-1474680	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	Victoria (0803)	TX	AHP
								Laredo (0808)

BANK OF AMERICA	3750901142	62-1298835	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	Bay City(0801)	TX	AHP

								Lake Jackson(0802)	TX
BANK OF AMERICA	3750901155	62-1298835	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	Corpus Christi BC(9122)	TX	AHP
								McAllen(0805)
								Harlingen(0807)
								San Antonio(0813)
								Conroe(0825)

BANK OF AMERICA	3750960015	62-1298835	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	KANSAS CITY

BANK	ACCT #	TAX #	PHONE	BANK ADDRESS	CITY	ST	ZIP	BRANCH	STATE	ACCOUNT NAME

BANK OF AMERICA	3750968774	62-1494549	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	LITTLE ROCK IV BC(6079)	AR	AHP
BANK OF AMERICA	3750968790	62-1298835	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	KANSAS CITY(0904)	MO	AHP
BANK OF AMERICA	3750968800	62-1298835	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	ST LOUIS(0920)	MO	AHP

BANK OF AMERICA	3750979925	62-1474680	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	Springfield BC (6219)	IL	AHP
								London KY(613)
								Danville KY(608)
								Somerset KY(616)
								Louisville, KY(619
								Pineville KY(601)
								Lexington KY(602)
								Jackson KY(607)
								Racine WI(2206)
								Elkhorn WI(2213)
								Burlington(2214)
								Milwaukee WI(2204)
								Madison WI(2217)

BANK OF AMERICA	3750986950	62-1298835	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	San Angelo(0822)	TX	AHP
								Brownwood(0823)

BANK OF AMERICA	3751007553	62-1298835	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	CHATTANOOGA(0501)

BANK OF AMERICA	3751034827	62-1298835	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	AUSTIN(0824)	TX	AHP
BANK OF AMERICA	3751075080	62-1474680	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	Albuquerque(1514)	NM	AHP

BANK	ACCT #	TAX #	PHONE	BANK ADDRESS	CITY	ST	ZIP	BRANCH	STATE	ACCOUNT NAME

BANK OF AMERICA	3751194204	62-1298835	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	LONGVIEW(0829)	TX	AHP
BANK OF AMERICA	3751195122	62-1298835	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	Almogordo((1510)	NM	AHP
								Roswell((1511)
								Las Cruces (1513)
								Clovis(1516)

BANK OF AMERICA	3751206082	51-0376548	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	WATERLOO(9442)	IA	AHP of IOWA
								Calsip(2101),Arlington Hgts(2103)EauClair(2207)
								Onalaska(2208)Mason City(3403),Marshaltown,
								(3404),Ottumwa(3405),Decorah(3406),Cedar
								Rapids(3407),Davenport(3408),Iowa City(3409)
								DesMoines(3410),Dubuque(3411),Clarinda(3412)
								Sioux City(3413),Rochester(3501),Albert Lea (3502)

BANK OF AMERICA	3751259372	62-1474680	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	ARLINGTON HGTS(2103)	IL	AHP

BANK OF AMERICA	3751363239	71-0457738	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	LITTLE ROCK BC (6072)	AR	NATIONAL MEDICAL RENTALS
								Hot Springs(703),Jonesboro(705)
								Paragould(706)Batesville(707)
								Russellville(718)El Dorado(719)

BANK	ACCT #	TAX #	PHONE	BANK ADDRESS	CITY	ST	ZIP	BRANCH	STATE	ACCOUNT NAME

								Ft. Smith(720), Harrison(721)
								Mena(724)Mt. Home(725)
								Searcy(726),Pine Bluff(727)
								Rogers(728),Salem(729)
								Warren(731),Little Rock Repair(741)

BANK OF AMERICA	3751472670	71-0457738	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	Lufkin(0861)	TX	NATIONAL MEDICAL RENTALS
								Texarkana(0866)
								Tyler(0867)

BANK OF AMERICA	3751484480	91-1123924	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	Tacoma(4101)	WA	Sound Medical Equipment
								Yakima(4102)

BANK OF AMERICA	3751514376	62-1298835	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	SUMMERVILLE BC(6179)	SC	AHP
								Gainesville(210),Nashville(512)Rock Hill(1701)
								Conway(1705),Union(1717)Spruce Pines(1804)
								Bakersville(1806),Marion(1805),Hickory(1829)
								Morganton(1830)Maiden(1831)Sanford(1833)

BANK OF AMERICA	3750886461	62-1298835	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	Florissant(0946)	MO	AHP Rehab

BANK OF AMERICA	3751620914	62-1298835	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	Paducah(0605)	KY	AHP

BANK	ACCT #	TAX #	PHONE	BANK ADDRESS	CITY	ST	ZIP	BRANCH	STATE	ACCOUNT NAME

BANK OF AMERICA	3751620927	16-1142319	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	Webster(2515)	NY	AHP
								Rochester(2505)
								Geneva(2516)

BANK OF COLORADO	8302658572	62-1298835	970-247-5151	1199 MAIN STREET	DURANGO	CO	81301	DURANGO(1401)	CO	AHP
								Cortez(1402)Pagosa Spgs(1402)
								Farmington,NM(1502)

BANK OF EASTMAN	142256	62-1474680	912-374-3418	200 S. OAK ST	EASTMAN	GA	31023	EASTMAN	GA	AHP

BANK ONE	1885691624	71-0457738	214-290-2000	1717 Main Street	DALLAS	TX	75201	Little Rock BC (6072)	AR	NATIONAL MEDICAL RENTALS
								Hot Springs(703),Jonesboro(705)
								Paragould(706)Batesville(707)
								Russellville(718)El Dorado(719)
								Ft. Smith(720), Harrison(721)
								Mena(724)Mt. Home(725)
								Searcy(726),Pine Bluff(727)
								Rogers(728),Salem(729)
								Warren(731),Little Rock Repair(741)

BANK ONE	1885691632	62-1494549	214-290-2000	1717 Main Street	DALLAS	TX	75201	Little Rock IV BC(6079)	AR	NATIONAL IV INC
								Little Rock IV(702),Jonesboro(713)
								Ft Smith Inf(733)

BANK ONE	612289983	62-1474680	614-248-5800	100 East Broad Street	COLUMBUS	OH	43215	TWINSBURG(2308)	OH	AHP

BANK	ACCT #	TAX #	PHONE	BANK ADDRESS	CITY	ST	ZIP	BRANCH	STATE	ACCOUNT NAME

CENTRAL PROGRESSIVE BANK	411000039	62-1474680	504-386-2265	200 W. HICKORY ST.	PONCHATOULA	LA	70454	HAMMOND(1902)	LA	AHP
								Slidell(1901),Bogalusa(1903)

CENTURA BANK	1190013498	62-1474680	910-640-5450	1610 South Madison St	WHITEVILLE	NC	28472	WHITEVILLE(1827)	NC	AHP

CITY NATIONAL BANK	2300631822	62-1474680	304-645-2500	109 South Jefferson	LEWISBURG	WV	24901	LEWISBURG(4403)	WV	AHP
								Hinton(4404), Rainelle(4405)
								Wheeling(4406)

CITIZENS BK OF BATESVILLE	552631	62-1474680	(870)793-4441	P O Box 2156	Batesville	AR	72503	Batesville(707)	AR	AHP

COLONIAL BANK	8007351672	62-1298835	205-325-1649	1928 IST Avenue N	BIRMINGHAM	AL	35203	FLORENCE(421)	AL	SCHOFIELD MED SVS dba AHP
								Russellville(424)

COUNTY NATL BANK	1161348	62-1474680	814-765-9621	1 South Second Street	Clearfield	PA	16830	HOUTZDALE(9302)	PA	AHP dba LIFE SUPPORT PROD

FIFTH THIRD BK	80261779	62-1474680	419-259-7890	606 Madison Avenue	TOLEDO	OH	43604	MAUMEE/TOLEDO(2309)	OH	AHP
								Bryan(2310)

FIRST NATL BK & TR	156965	62-1298835	336-626-8300	101 Sunset Avenue	ASHEBORO	NC	27203	ASHEBORO(1801)	NC	AHP

FIRST UNION	2030001006479	62-1474680	203-346-6942	60 North Main	WATERBURY	CT	06702	WATERBURY(3201)	CT	AHP
								New Britian(3202), Danbury(3204)

BANK	ACCT #	TAX #	PHONE	BANK ADDRESS	CITY	ST	ZIP	BRANCH	STATE	ACCOUNT NAME

								New Milford(3205)

FIRST UNION	2030000568125	62-1474680	973-565-3200	550 Broad Street	Newark	NJ	07102	FLEMINGTON(3101)	NJ	AHP

FIRST UNION	2014106561709	04-2821584	215-985-6000	123 South Broad	PHILADELPHIA	PA	19109	PHILADELPHIA(2414)	PA	AHP

FIRST UNION	2090001817174	62-1474680	(352)728-6566	2271 North Citrus Blvd	LEESBURG	FL	34748	LEESBURG(231`)	FL	AHP

FIRST UNION	2014220565351	04-2821584	(215)985-6000	123 South Broad	PHILADELPHIA	PA	19109	POTTSVILLE(2440)	PA	AHP

FIRST UNION	2115001900432	59-2051049	(800)566-3862	4285 U.S. HWY 1	JACKSONVILLE	FL	32231	JACKSONVILLE(205)	FL	Five Pts Surgical Div of AHP
								St Augustine(206)

FIRSTAR BANK	4847006956	62-1298835	270-575-5100	333 BROADWAY	PADUCAH	KY	42001	PADUCAH	KY	AHP dba YORK MEDICAL

HUNTINGTON BANKS	1891761146	62-1474680	614-480-8300	41 S. HIGH ST	COLUMBUS	OH	43216	COLUMBUS(6239)	OH	AHP
								Worthington(2311), Newark(2313)
								Dayton(2312),Mansfield(2314)
								Cincinnati(2315),Columbus IV(2316)

KEYBANK	21100528	01-0378373	207-945-0600	23 Water Street	BANGOR	ME	04401	BANGOR(4201)	ME	AHP
								Rumford(4202)Auburn(4203)

BANK	ACCT #	TAX #	PHONE	BANK ADDRESS	CITY	ST	ZIP	BRANCH	STATE	ACCOUNT NAME

KEYBANK	323210011850	62-1474680	(914)331-0207	267 Wall Street	Kingston	NY	12401	Kingston(2518)	NY	AHP
								Poughkeepsie(2519)Hudson (2520)

M&T BANK	140954	16-1142319	716-842-4200	One M & T Plaza	BUFFALO	NY	14203	BUFFALO(9222)	NY	CONTINENTAL PHARMA CRYOSAN
								Albany(2502),Corning(2503),
								Oneonta(2504),Syracuse(2507)
								Watertown(2508),Marcy(2509)
								Cheektowaga(2513)

M&T BANK	15244700	62-1474680	716-842-4200	One M & T Plaza	BUFFALO	NY	14203	WEBSTER(2515)	NY	AHP dba PRIMA CARE HEALTH
										Resources of Rochester

NATIONAL CITY BANK	7132034773	37-1083405	217-753-7100	1 OLD CAPITOL PLAZA N.	SPRINGFIELD	IL	62794	SPRINGFIELD(2104)	IL	AHP
								Peoria(2102)Mt Vernon(2106)

NATIONAL CITY BANK	501819110	62-1298835	937-328-7320	4 West Main Street	SPRINGFIELD	OH	45502	SPRINGFIELD(2301)	OH	AHP
								Chillicothe(2303)

PENN SECURITY BANK	52602629	04-2821584	570-346-7741	150 North Washington	SCRANTON	PA	18503	HARRISBURG(2405)	PA	CONPHARMA HOME HEALTH
										CARE INC dba AHP

BANK	ACCT #	TAX #	PHONE	BANK ADDRESS	CITY	ST	ZIP	BRANCH	STATE	ACCOUNT NAME

PNC BANK	3002418893	52-1360509	877-824-5001	500 West Jefferson Street	LOUISVILLE	KY	40202	NEWARK(3702)	DE	HAPPY HARRY’S HEALTHCARE

PNC BANK	5636883729	52-1360509	302-429-2073	222 Delaware Avenue	WILMINGTON	DE	19801	NEWARK(3702)	DE	HAPPY HARRY’S HEALTHCARE
										INC dba AHP

PNC BANK	3002418957	22-2858427	877-824-5001	500 West Jefferson Street	LOUISVILLE	KY	40202	CEDAR GROVE(3104)	NJ	UNITED CLINICAL SERVICES

PNC BANK	3002414972	16-1142319	877-824-5001	500 West Jefferson Street	LOUISVILLE	KY	40202	BUFFALO BC(9222)	NY	AHP OF NY INC
								Albany(2502),Corning(2503)Oneonta(2504)
								Syracuse(2507),Watertown(2508),Marcy(2509)
								Cheektowaga(2513)

PNC BANK	1005288984	01-2821584	877-824-5001	620 Liberty Avenue	PITTSBURG	PA	15265	MCKEES ROCK(2455)	PA	CONPHARMA HOME ’HEALTH
										CARE

PNC BANK	3002413179	62-1474680	877-824-5001	500 West Jefferson Street	LOUISVILLE	KY	40202	TREVOSE(6249)	PA	AHP
								Philadelphia(2414)Cooper(2415),Doylestown(2402)

BANK	ACCT #	TAX #	PHONE	BANK ADDRESS	CITY	ST	ZIP	BRANCH	STATE	ACCOUNT NAME

PNC BANK	3002418121	62-1474680	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	CHEAPEAKE(1307)	VA	AHP
								Farmville(1319)

PNC BANK	3002418199	74-2775696	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	PARIS (844)	TX	AHP of TEXAS
								Mt Pleasant(845), Van(846), Antlers, OK(1610)

PNC BANK	3002418308	62-1298835	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	CHATTANOOGA(501)	TN	AHP
								Dayton(502), Ft Oglethorpe, GA(305)

PNC BANK	3002418447	621314729	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	NASHVILLE(520)	TN	VOLUNTEER MEDICAL OXYGEN
								Dicskon(527),Ashland City(529)Erin(530)		EQUIPMENT
								Clarksville(531)

PNC BANK	3002418498	62-1298835	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	FRANKLIN BC(9010)	TN	AHP
								Union City(515), Murfreesboro(507)
								Manchester(524),Cookeville(504),Kingsport(514)
								Johnson City(521),Jackson(506),Dickson(527)
								Ashland City(529),Erin(530),Nashville(512)

BANK	ACCT #	TAX #	PHONE	BANK ADDRESS	CITY	ST	ZIP	BRANCH	STATE	ACCOUNT NAME

PNC BANK	3002418551	62-1298835	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	FT LAUDERDALE(6029)	FL	AHP
								St Augustine(206),Pt St. Lucie(211),Daytona(215)
								Leesburg(223),Ft Myers(223),Tampa(201)
								Jacksonville(205)

PNC BANK	3002418666	62-1298835	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	SUMMERVILLE BC(6179)	SC	AHP
								Gainesville(210),Nashville(512)Rock Hill(1701)
								Conway(1705),Union(1717)Spruce Pines(1804)
								Bakersville(1806),Marion(1805),Hickory(1829)
								Morganton(1830)Maiden(1831)Sanford(1833)

PNC BANK	3002419183	62-1298835	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	VALDOSTA BC(6028)	GA	AHP
								Tallahassee(201),Crawfordville(222)
								Albany(302),Brunswick(303)
								Waycross(304),Savannah(306)
								Nashville, GA(307),Augusta(309)
								Americus(311),Camilla(312)
								Dublin(316)

BANK	ACCT #	TAX #	PHONE	BANK ADDRESS	CITY	ST	ZIP	BRANCH	STATE	ACCOUNT NAME

PNC BANK	3002419263	62-1298835	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	ALAMOGORDO(1510)	NM	AHP
								Roswell(1511) Las Cruces(1513)

PNC BANK	3002419386	62-1474680	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	ALBUQUERQUE(9202)	NM	AHP
								Grants(1515), Albuquerque(1514)

PNC BANK	3002419458	62-1474680	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	ALBUQUERQUE(9102)	NM	AHP
								Grants(1515), Albuquerque(1514)

PNC BANK	3002419538	91-1123924	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	TACOMA(4101)	WA	SOUND MEDICAL EQUIPMENT
								Yakima(4102)

PNC BANK	3002419618	62-1298835	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	BAY CITY(801)	TX	AHP
								Lake Jackson(802)

PNC BANK	3002419677	62-1298835	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	Corpus Christi BC(9122)	TX	AHP
								McAllen(0805)
								Harlingen(0807)
								San Antonio(0813)
								Conroe(0825)

PNC BANK	3002419757	74-2775696	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	HOUSTON(841)	TX	AHP OF TX

BANK	ACCT #	TAX #	PHONE	BANK ADDRESS	CITY	ST	ZIP	BRANCH	STATE	ACCOUNT NAME

PNC BANK	3002419853	62-1474680	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	TULSA BC(9142)	OK	AHP

PNC BANK	3002419984	62-1298835	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	PLAINVIEW(810)	TX	AHP
								Lubbock(811),Hobbs(812),Amarillo(814)
								Dallas(815),Irving(816),Pampa(817),Borger(818)
								Longview(829),Waco(830),Temple(831)
								Grand Prairie(834),Ft Worth(838),Herford(847)

PNC BANK	3002420061	62-1298835	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	LONGVIEW(829)	TX	AHP
								Tyler(867)

PNC BANK	3002420192	62-1474680	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	WACO(830)	TX	AHP
								Mexia(832)

PNC BANK	3004369482	71-0457738	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	LUFKIN(861)	TX	NATIONAL MEDICAL RENTALS
								Texarkana((866), Tyler(867)

PNC BANK	3004369546	62-1298835	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	AEROSOL MEDS BC(108)	OK	AHP

BANK	ACCT #	TAX #	PHONE	BANK ADDRESS	CITY	ST	ZIP	BRANCH	STATE	ACCOUNT NAME

PNC BANK	3004369669	62-1298835	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	LITTLE ROCK(920)	MO	AHP

PNC BANK	3004369706	62-1298835	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	FESTUS BC(9172)	MO	AHP
								Rolla(941),Potosi(942),St Roberts(943)
								Perryville(952)

PNC BANK	3004369757	62-1298835	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	PADUCAH(605)	KY	AHP
								Bowling Green(606)

PNC BANK	3004369853	62-1298835	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	FLORISSANT(946)	MO	AHP

PNC BANK	3004369909	62-1298835	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	KANSAS CITY(0904)	MO	AHP

PNC BANK	3004369992	62-1494549	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	LITTLE ROCK IV BC(6079)	AR	AHP

PNC BANK	3004370045	62-1474680	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	Springfield BC (6219)	IL	AHP
								London KY(613)
								Danville KY(608)
								Somerset KY(616)
								Louisville, KY(619
								Pineville KY(601)
								Lexington KY(602)

BANK	ACCT #	TAX #	PHONE	BANK ADDRESS	CITY	ST	ZIP	BRANCH	STATE	ACCOUNT NAME

								Jackson KY(607)
								Racine WI(2206)
								Elkhorn WI(2213)
								Burlington(2214)
								Milwaukee WI(2204)
								Madison WI(2217)

PNC BANK	3004370133	62-1474680	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	ARLINGTON HGTS(2103)	IL	AHP
								Calsip(2101)

PNC BANK	3004370184	51-0376548	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	WATERLOO(9442)	IA	AHP of IOWA
								Calsip(2101),Arlington Hgts(2103)EauClair(2207)
								Onalaska(2208)Mason City(3403),Marshaltown,
								(3404),Ottumwa(3405),Decorah(3406),Cedar
								Rapids(3407),Davenport(3408),Iowa City(3409)
								DesMoines(3410),Dubuque(3411),Clarinda(3412)
								Sioux City(3413),Rochester(3501),Albert Lea(3502)

PNC BANK	3004370221	16-1142319	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	WEBSTER(2515)	NY	AHP OF NEW YORK
								Rochester(2505),Geneva(2516)

BANK	ACCT #	TAX #	PHONE	BANK ADDRESS	CITY	ST	ZIP	BRANCH	STATE	ACCOUNT NAME

PNC BANK	3004370336	62-1298835	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	FRANKLIN BC(9010)	TH	AHP
								Union City(515), Murfreesboro(507)
								Manchester(524),Cookeville(504),Kingsport(514)
								Johnson City(521),Jackson(506),Dickson(527)
								Ashland City(529),Erin(530),Nashville(512)

PNC BANK	3004370387	62-1474680	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	Houtzdale(9302)	PA	AHP
								Carisle(2401),Chambersburg(2402),Harrisburg(2405)
								Johnstown(2407),Lewistown(2409),State College(2411)
								Waynesboro(2412),Everett(2418),Brookville(2419)
								Clearfield(2422),Burnham(2425),Lockhaven(2426)
								Mt Pleasant(2427),Oil City(2428),
								Philipsburg(2429)
								Titusville(2431), Warren(2432), Bardford2458)
								Kane(2459)

PNC BANK	3004370424	37-1083405	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	SPRINGFIELD(2104)	IL	MEDICAL EQUIPMENT SVCS
								Peoria(2102)Mt Vernon(2106)

BANK	ACCT #	TAX #	PHONE	BANK ADDRESS	CITY	ST	ZIP	BRANCH	STATE	ACCOUNT NAME

PNC BANK	3004370475	62-1298835	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	San Angelo(0822)	TX	AHP
								Brownwood(0823)

Regions Bank	9180100587	71-0457738	(334)832-8250	P O BOX 681	Birmingham	AL	35201	Little Rock BC (6072)	AR	AHP
								Salem((729), Warren(741)

SOUTH CENTRAL BANK	2093111	62-1474680	270-782-9696	1757 CAMPBELL LANE	BOWLING GREEN	KY	42102	BOWLING GREEN(606)	KY	AHP

SOUTHTRUST BK	66730867		334-793-0700	2999 Ross Clark Circle	DOTHAN	AL	36301	DOTHAN(402)	AL	AHP

SOVEREIGN BANK	84960015778		800-854-6881	111 Westminister	PROVIDENCE	RI	02903	EAST PROVIDENCE(4501)	RI	AHP dba EVOCARE
								Johnston(4502),E. Prov. Nursing(4503)

SOVEREIGN BANK	52500014502		800-854-6881	111 Westminister	PROVIDENCE	RI	02903	WATERBURY(3201)	CT	Stolls Medical Rentals Inc
(Inactive account)

WEBSTER BANK	251001665		800-325-2424	450 Main Street	WATERBURY	CT	06702	NEW BRITIAN(3202)	CT	THE MEDICAL MART INC dba
										AHP

EXHIBIT A
LENDERS
     See attached document.

Allstate-AIMCO CDO Series 2000-A
Allstate Life Insurance Company
Bank of America, N.A.
Bank of Montreal
Barclays Bank PLC
Bear Stearns & Co., Inc.
Deutsche Bank Trust Company Americas f/k/a Bankers Trust Company
Endeavor LLC
Everest Capital Master Fund L.P.
Fernwood Associates L.P.
General Electric Capital Corporation
California Public Employees’ Retirement System (Highland)
Highland Crusader Offshore Partners, L.P. (Highland)
ML CBO IV (Cayman)/Protective (Highland)
PAM Capital Funding, L.P. (Highland)
Pamco Cayman Ltd. (Highland)
HCM/Z Special Opportunities LLC a/ka/ HZ Special Opportunities, LLC (Highbridge Capital)
Long Lane Master Trust IV
Morgan Stanley Prime Income Trust
PPM America Special Investments Funds, L.P.
Fuqua Family Fund, L.P. (Tennenbaum)
Special Value Bond Fund II, LLC (Tennenbaum)
Van Kampen VKM Prime Rate Income Trust
Van Kampen Senior Income Trust